Electronically Filed
07/06/2021 2:25 PM
CLERK OF THE COURT

ORDD
HECTOR J. CARBAJAL II
Nevada Bar No. 6247
CARBAJAL LAW
10001 Park Run Drive
Las Vegas, Nevada 89145
Telephone: (702) 846-0040
Facsimile: (702) 846-1329
E-mail:
Attorneys for Defendant

DISTRICT COURT

CLARK COUNTY, NEVADA

ALPHARIDGE CAPITAL LLC Plaintiff, vs. HOMELAND RESOURCES LTD. Defendant.	Case No.: A-21-836335-C Dept. No.: 5 Hearing Date: June 29,2021 Hearing Time: 9:00 a.m.

ORDER DENYING APPLICATION FOR THE APPOINTMENT OF CUSTODIAN PURSUANT TO NRS 78.347(1)(b)

This matter having come on for hearing via the BlueJeans Videoconferencing Application before the above-entitled Court on Plaintiff's *Application for the Appointment of Custodian Pursuant to NRS 78.347(1)(b)*. Hector J. Carbajal II, Esq., of Carbajal Law, appearing on behalf of Defendant Homeland Resources Ltd., and Frederick C. Bauman, Esq. of Bauman Law Firm, appearing on behalf of Plaintiff Alpharidge Capital LLC.

The Court after having considered the Application, the Opposition, and the arguments of counsel, and upon good cause appearing therefor,

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IT IS HEREBY ORDERED that Plaintiff's *Application for the Appointment of Custodian Pursuant to NRS 78.347(1)(b)* is **DENIED** Without Prejudice.

Dated this 6th day of July, 2021

VBarisich

07B FBE F8AB F9CB
Veronica M. Barisich
District Court Judge

Respectfully submitted by:

CARBAJAL LAW

By: *<u>/s/ Hector J. Carbajal II</u>*
Hector J. Carbajal II, Esq.
Nevada Bar No. 6247
10001 Park Run Drive
Las Vegas, NV 89145
Attorneys for Defendant

Approved as to form and content by:

BAUMAN LAW FIRM

By: *<u>/s/ Frederick C. Bauman</u>*
Frederick C. Bauman, Esq.
Nevada Bar No. 8370
6440 Sky Pointe Drive, Suite 140-149
Las Vegas, Nevada 89131
Attorneys for Plaintiff